UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2014

DONALDSON COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-7891	41-0222640
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1400 West 94th Street Minneapolis, MN 55431
(Address of principal executive offices)

(952) 887-3131
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events and Regulation FD Disclosure

On May 22, 2014, Donaldson Company, Inc. announced that Norman C. Linnell, Vice President, General Counsel and Secretary will retire from Donaldson on August 1, 2014.

In addition, the Company announced that Amy C. Becker, Assistant General Counsel and Assistant Secretary, will be promoted to Vice President, General Counsel and Secretary effective August 1, 2014.

A copy of the press release issued on May 22, 2014 that discusses these matters is filed as Exhibit 99.1 to, and incorporated by reference in, this report.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

     99.1      Press Release dated May 22, 2014 issued by Donaldson Company, Inc.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 22, 2014

DONALDSON COMPANY, INC.

By:	/s/ Norman C. Linnell

Name: Norman C. Linnell
Title: Vice President, General Counsel and
Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 22, 2014 issued by Donaldson Company, Inc.